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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                                 Date of Report
                       (Date of earliest event reported):

                                October 21, 2001
                           --------------------------




                           ENTERPRISES SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its Charter)



         Nevada                     000-28195                 88-0232148
(State or other jurisdiction       (Commission              (IRS Employer
  of incorporation)                File Number)          Identification No.)



         140 Wood Road, Suite 200
         Braintree, Massachusetts                                02184
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code: 781-356-4387





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                                    FORM 8-K

                           ENTERPRISES SOLUTIONS, INC.


ITEM 5.  OTHER EVENTS

         Enterprises Solutions, Inc. (the "Company") with deep regret announces the death of its President and Chief Executive Officer, John A. Solomon, on October 21, 2001, from a heart attack.

         At a meeting of the Company's Board of Directors on October 24, 2001, Alfred T. Saker, a Director, Treasurer and Secretary of the Company, resigned as Secretary and was elected acting President, and Charles E. Bobbish, a Director, was elected Secretary of the Company.

         It is the intention of the Company's management to proceed with the proposed transaction with Delta Mutual, Inc. ("Delta"), pursuant to which the Company would sell its assets to Delta in exchange for shares of Delta's common stock.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.

Dated: October 24, 2001


                                    Enterprises Solutions, Inc.


                                    By:      Alfred T. Saker
                                        -----------------------------
                                             Alfred T. Saker,
                                             President